ARTICLE IV, SECTION 2

Section 2.    Number and Qualifications. Subject to the Certificate of Incorporation, the number of directors of the Corporation shall be fixed or changed from time to time by resolution adopted by the Board of Directors. Directors need not be residents of the State of Delaware or Stockholders of the Corporation. A director of the Corporation shall at all times meet all statutory and regulatory qualifications for a director of a publicly held bank holding company and financial holding company, as well as all requirements of the Corporation’s primary regulators in their supervisory capacity.

ARTICLE IV, SECTION 8

Section 8.     Inclusion of Director Nominations By Stockholders in the Corporation’s Proxy Materials.

(a)    Subject to the terms and conditions set forth in these Bylaws, the Corporation shall include in its proxy statement and form of proxy (hereinafter, the “proxy materials”) for an annual meeting of Stockholders, in addition to the persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Required Information (defined below), of any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by one or more Stockholders that satisfies the notice, ownership and other requirements of this Section 8 (such person or group, the “Eligible Stockholder”).

(b)    To nominate a Stockholder Nominee, the Eligible Stockholder must provide a notice that expressly elects to have its Stockholder Nominee included in the Corporation’s proxy materials pursuant to this Section 8 (the “Notice of Proxy Access Nomination”). To be
timely, a Notice of Proxy Access Nomination must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not earlier than the one hundred fiftieth (150th) calendar day and no later than the close of business on the one hundred twentieth (120th) calendar day prior to the anniversary of the date the Corporation commenced mailing of its proxy materials in connection with the most recent annual meeting of Stockholders (the last day on which a Notice of Proxy Access Nomination may be delivered, the “Final Proxy Access Nomination Date”), provided that in the event that the date of such annual meeting is more than thirty (30) calendar days before or seventy (70) calendar days after its anniversary date, the Notice of Proxy Access Nomination must be so delivered not later than the close of business on the later of (i) the one hundred twentieth (120th) calendar day prior to such annual meeting or (ii) the tenth (10th) calendar day following the day on which a public announcement of the annual meeting date is first made. In addition to other requirements set forth in this Section 8, the Notice of Proxy Access Nomination must include the name and address of the Eligible Stockholder (including each Stockholder and/or beneficial owner whose stock ownership is counted for the purposes of qualifying as an Eligible Stockholder).

(c)     For purposes of this Section 8, the “Required Information” that the Corporation will include in its proxy materials is (i) the information concerning the Stockholder Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation’s proxy materials by the regulations promulgated under the Exchange Act; and (ii)
if the Eligible Stockholder so elects, a Statement (defined below). Nothing in this Section 8 shall limit the Corporation’s ability to solicit against and include in its proxy materials its own statements relating to any Stockholder Nominee.

(d)    The maximum number of Stockholder Nominees (including Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 8 but either are subsequently withdrawn or that the Board of Directors decides to nominate as Board of Director nominees) appearing in the Corporation’s proxy materials with respect to an annual meeting of Stockholders shall not exceed 20% of the number of directors in office as of the Final Proxy Access Nomination Date, or if such number is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that the Permitted Number shall be reduced, but not below zero, by the number of such director candidates for which the Corporation shall have received one or more valid notices that a Stockholder (other than an Eligible Stockholder) intends to nominate director candidates at such applicable annual meeting of Stockholders pursuant to Article III, Section 12 of these Bylaws; provided, further, that in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of Stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 8 exceeds the Permitted Number, each Eligible Stockholder will select one Stockholder Nominee for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, with preference provided based on the number (largest to smallest) of Shares owned by each Eligible Stockholder pursuant to this Section 8. If the Permitted Number is not reached after each Eligible Stockholder has selected one Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(e)    An Eligible Stockholder is one or more Stockholders who owns and has owned, or are acting on behalf of one or more beneficial owners who own and have owned (as defined below), for at least three years as of date the Notice of Proxy Access Nomination is received by the Corporation, Shares representing at least 3% of the voting power entitled to vote generally in the election of directors (the “Required Shares”), and who continue to own the Required Shares at all times between the date the Notice of Proxy Access Nomination is received by the Corporation and the date of the applicable annual meeting of Stockholders, provided that the aggregate number of Stockholders, and, if and to the extent that a Stockholder is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is counted for the purposes of satisfying the foregoing ownership requirement shall not exceed twenty (20). Two or more funds that are (i) under common management and investment control or (ii) under common management and funded primarily by a single employer (such funds together under each of (i) or (ii) comprising a “Qualifying Fund”) shall be treated as one Stockholder for the purpose of determining the aggregate number of Stockholders in this Section 8(e), and treated as one person for the purpose of determining ownership in Section
8(f), provided that each fund comprising a Qualifying Fund otherwise meets the requirements set forth in this Section 8. No Stockholder or beneficial holder may be a member of more than one group constituting an Eligible Stockholder under this Section 8.

(f)    For purposes of calculating the Required Shares, “ownership” shall be deemed to consist of and include only the outstanding Shares as to which a person possesses both (i) the full voting and investment rights pertaining to the Shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such Shares; provided that the ownership of Shares calculated in accordance with clauses (i) and (ii) shall not include any Shares (A) that a person has sold in any transaction that has not been settled or closed, (B) that a person has borrowed or purchased pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by a person, whether any such instrument or agreement is to be settled with Shares or with cash based on the notional amount or value of Shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, the person’s full right to vote or direct the voting of any such Shares, and/or (2) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such person’s Shares. “Ownership” shall include Shares held in the name of a nominee or other intermediary so long as the person claiming ownership of such Shares retains the right to instruct how the Shares are voted with respect to the election of directors and possesses the full economic interest in the Shares, provided that this provision shall not alter the obligations of any Stockholder to provide the Notice of Proxy Access Nomination. Ownership of Shares shall be deemed to continue during any period in which Shares have been loaned if the person claiming ownership may terminate the Shares lending within three (3) days and during any period in which any voting power has been delegated by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time without condition. The determination of the extent of “ownership” of Shares for purposes of this Section 8 shall be made in good faith by the Board of Directors, which determination shall be conclusive and binding on the Corporation and the Stockholders. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. An Eligible Stockholder shall include in its Notice of Proxy Access Nomination the number of Shares it is deemed to own for the purposes of this Section 8.

(g)    No later than the Final Proxy Access Nomination Date, an Eligible Stockholder (including each Stockholder, fund comprising a Qualifying Fund and/or beneficial owner whose stock ownership is counted for the purposes of qualifying as an Eligible Stockholder) must provide the following information in writing to the Secretary: (i) one or more written statements from the record holder of the Shares (and from each intermediary through which the Shares are or have been held during the requisite three-year holding period) verifying that,

as of the date the Notice of Proxy Access Nomination is sent to by the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Stockholder’s agreement to provide (A) within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date, and (B) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of Stockholders; (ii) the written consent of each Stockholder Nominee to being named in the Corporation’s proxy materials as a nominee and to serving as a director if elected; and (iii) a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act. In addition, no later than the Final Proxy Access Nomination Date, an Eligible Stockholder (including each Stockholder, fund comprising a Qualifying Fund and/or beneficial owner whose stock ownership is counted for purposes of qualifying as an Eligible Stockholder) must provide to the Secretary a signed and written agreement of the Eligible Stockholder setting forth: (i) a representation that the Eligible Stockholder (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (B) intends to maintain qualifying ownership of the Required Shares through the date of the applicable annual meeting of Stockholders, (C) has not nominated and will not nominate for election to the Board of Directors at the applicable annual meeting of Stockholders any person other than its Stockholder Nominee, (D) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the applicable annual meeting of Stockholders other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (E) will not distribute to any Stockholder any form of proxy for the applicable annual meeting of Stockholders other than the form distributed by the Corporation, and (F) will provide facts, statements and other information in all communications with the Corporation and its Stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading and otherwise will comply with all applicable laws, rules and regulations in connection with any actions taken pursuant to this Section 8; (ii) a representation that the Eligible Stockholder intends to maintain ownership (as defined in this Section 8) of the Required Shares for at least one year following the applicable annual meeting of Stockholders; (iii) in the case of a nomination by a group of Stockholders that together is such an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and (iv) an undertaking that the Eligible Stockholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the Stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation, (B) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination, solicitation or other activity by the Eligible Stockholder in connection with its efforts to elect the Stockholder Nominee pursuant to this Section 8, and (C) file with the Securities and Exchange Commission any solicitation or other communication with the Corporation’s Stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act. In addition, no later than the Final Proxy Access Nomination Date, a Qualifying Fund whose stock ownership is counted for purposes of qualifying as an Eligible Stockholder must provide to the Secretary documentation reasonably satisfactory to the Board of Directors that demonstrates that the funds comprising the Qualifying Fund are either (i) under common management and investment control, or (ii) under common management and funded primarily by a single employer.

(h)    The Eligible Stockholder may provide to the Secretary, at the time the information required by this Section 8 is provided, a written statement for inclusion in the Corporation’s proxy materials for the applicable annual meeting of Stockholders, not to exceed 500 words, in support of the Eligible Stockholder’s Stockholder Nominee (the “Statement”). Notwithstanding anything to the contrary contained in this Section 8, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

(i)    At the request of the Corporation, each Stockholder Nominee must: (i) provide an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee, that (A) the Stockholder Nominee has read and agrees, if elected, to serve as a member of the Board of Directors, to adhere to the Corporation’s Corporate Governance Guidelines and Code of Conduct and any other Corporation policies and guidelines applicable to directors, and (B) that the Stockholder Nominee is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with his or her nomination, service or action as a director of the Corporation, or any agreement, arrangement or understanding with any person or entity as to how the Stockholder Nominee would vote or act on any issue or question as a director, in each case that has not been disclosed to the Corporation; (ii) submit all completed and signed questionnaires required of the Corporation’s Board of Directors within five (5) business days of receipt of each such questionnaire from the Corporation; and (iii) provide within five (5) business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine (A) if such Stockholder Nominee is independent under the listing standards of each principal U.S.
exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Office of the Comptroller of the Currency (the “OCC”) and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors, (B) if such Stockholder Nominee has any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation’s Corporate Governance Guidelines, and (C) if such Stockholder Nominee is not and has not been subject to any event specified in Item 401(f) of Regulation S-K (or successor rule) of the Securities and Exchange Commission. In the event that any information or communications provided by the Eligible Stockholder or the Stockholder Nominee to the Corporation or its Stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct.

(j)    Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of Stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at that annual meeting, or (ii) does not receive at least 20% of the votes cast in favor of the Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 8 for the next two (2) annual meetings of Stockholders. Any Stockholder Nominee who is included in the Corporation’s proxy statement for a particular annual meeting of Stockholders, but subsequently is determined not to satisfy the eligibility requirements of this Section 8 or any other provision of the Corporation’s Bylaws, Certificate of Incorporation, Corporate Governance Guidelines or other applicable regulation at any time before the applicable annual meeting of Stockholders, will not be eligible for election at the relevant annual meeting of Stockholders and may not be substituted by the Eligible Stockholder that nominated such Stockholder Nominee. Any Eligible Stockholder (including each Stockholder, fund comprising a Qualifying Fund and/or beneficial owner whose stock ownership is counted for the purposes of qualifying as an Eligible Stockholder) whose Stockholder Nominee is elected as a director at the annual meeting of Stockholders will not be eligible to nominate or participate in the nomination of a Stockholder Nominee for the following two (2) annual meetings of Stockholders other than the nomination of such previously elected Stockholder Nominee.

(k)    The Corporation shall not be required to include, pursuant to this Section 8, a Stockholder Nominee in its proxy materials for any meeting of Stockholders, or, if the proxy statement already has been filed, to allow the nomination of a Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation: (i) if the Stockholder Nominee or the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a
“participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the applicable annual meeting of Stockholders other than its Stockholder Nominee(s) or a nominee of the Board of Directors; (ii) if another person is engaging in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the applicable annual meeting of Stockholders other than a nominee of the Board of Directors; (iii)

who is not independent under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission, the Federal Reserve Board, the OCC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors, in each case as determined by the Board of Directors; (iv) who does not meet the audit committee independence requirements under the rules of any stock exchange on which the Corporation’s securities are traded, is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), is not an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision), is not experienced in matters of risk management for the purposes of Regulation YY of the Federal Reserve Board, is not independent for the purposes of the requirements under the FDIC Improvement Act related to designation as an “outside director,” and is not a U.S. citizen; (v) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. securities exchanges upon which the common stock of the Corporation is listed, or any applicable state or federal law, rule or regulation; (vi) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in
Section 8 of the Clayton Antitrust Act of 1914; (vii) whose election as a member of the Board of Directors would cause the Corporation to seek, or assist in the seeking of, advance approval or to obtain, or assist in the obtaining of, an interlock waiver pursuant to the rules or regulations of the Federal Reserve Board, the OCC or the Federal Energy Regulatory Commission; (viii) whose then-current or within the preceding ten (10) years’ business or personal interests place such Stockholder Nominee in a conflict of interest with the Corporation or any of its subsidiaries that would cause such Stockholder Nominee to violate any fiduciary duties of directors established pursuant to DGCL, including but not limited to, the duty of loyalty and duty of care, as determined by the Board of Directors; (ix) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years; (x) if such Stockholder Nominee or the applicable Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) shall have provided information to the Corporation in connection with such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make any statement made, in light of the circumstances under which it was made, not misleading, as determined by the Board of Directors or any committee thereof; (xi) the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) does not appear at the applicable annual meeting of Stockholders to present the Stockholder Nominee for election; (xii) the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) or applicable Stockholder Nominee otherwise breaches or fails to comply with its representations or obligations pursuant to these Bylaws, including, without limitation, this Section 8; or (xiii) the Eligible Stockholder ceases to be an Eligible Stockholder for any reason, including but not limited to not owning the Required Shares through the date of the applicable annual meeting. For the purpose of this paragraph, clauses (iii) through (xiii) will result in the exclusion from the proxy materials pursuant to this Section 8 of the specific Stockholder Nominee to whom the ineligibility applies, or, if the proxy statement already has been filed, the ineligibility of the

Stockholder Nominee; however, clauses (i) and (ii) will result in the exclusion from the proxy materials pursuant to this Section 8 of all Stockholder Nominees from the applicable annual meeting of Stockholders, or, if the proxy statement already has been filed, the ineligibility of all Stockholder Nominees.

(l)    Any Stockholder Nominee who is included in the Corporation’s proxy materials for an annual meeting of Stockholders pursuant to this Section 8 shall tender an irrevocable resignation in advance of the annual meeting, provided that such resignation shall expire upon the certification of the voting results of that annual meeting of Stockholders. Such resignation shall become effective upon a determination by the Board of Directors or any committee thereof that (i) the information provided pursuant to this Section 8 to the Corporation by such individual or by the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) who nominated such individual was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading or (ii) such individual, or the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) who nominated such individual, shall have breached or failed to comply with its agreements, representations undertakings and/or obligations pursuant to these Bylaws, including, without limitation, this Section 8.